United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2007

Hercules Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-00496	51-0023450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Hercules Plaza
1313 North Market Street
Wilmington, Delaware 19894-0001
(Address of principal executive offices) (Zip Code)

(302) 594-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

Hercules Incorporated (“Hercules”) today held its Annual Shareholders meeting at its Corporate Headquarters in Wilmington, Delaware.

During the meeting, Craig A. Rogerson, President and Chief Executive Officer, commented on preliminary earnings and estimated financial performance for the first quarter of 2007. Hercules will finalize and release earnings on April 30, 2007 and hold an earnings conference call on May 1, 2007 at 9:00 a.m. EDST.

A copy of the news release related to the Annual Shareholders meeting, which was issued concurrently with Mr. Rogerson’s comments, is attached as an Exhibit to this Form 8-K and incorporated by reference herein.

In addition, a copy of the script and related slides presented at the meeting are available on Hercules’ website at www.herc.com.

c.	Exhibits.

99.1	News Release of Hercules Incorporated dated April 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 19, 2007	By:	HERCULES INCORPORATED

/s/ Allen A. Spizzo
Allen A. Spizzo
Vice President and Chief Financial Officer

EXHIBIT INDEX

Number      Description

99.1  News Release of Hercules Incorporated dated April 19, 2007